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                                                                      EXHIBIT 21




                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------


                                                            Jurisdiction of
                           Percentage Owned                  Incorporation
                        -----------------------          ---------------------
Hopkinsville Federal
  Savings Bank                   100%                         United States